-------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 31, 2007


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-130684               13-3291626
-----------------------------   ------------------------   --------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)


  1585 Broadway, 2nd Floor, New York, New York                     10036
------------------------------------------------            -------------------
    (Address of Principal Executive Offices)                    (Zip Code)

                                (212) 761-4700
         ------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On January 31, 2007, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2007-2AX (the "MSM 2007-2AX Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2007-2AX (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of January 24, 2007 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated January 31, 2007 (the "Tax Opinion"), was issued by Sidley Austin LLP. The Tax Opinion is annexed hereto as Exhibit 99.3. The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the "Privately Offered Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of January 31, 2007 (the "Certificate Purchase Agreement").

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of January 1, 2007 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.4.

      On January 31, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-2AX and Morgan Stanley Capital Services Inc. ("MSCSI") entered into an interest rate hedge agreement (the "Swap Contract"), as evidenced by a Confirmation between the Swap Trust and Morgan Stanley Capital Services Inc. (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 99.5.

      On January 31, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-2AX and Morgan Stanley Capital Services Inc. ("MSCSI") entered into an interest rate cap contract as evidenced by a Confirmation between the Cap Trust and Morgan Stanley Capital Services Inc. (the "Cap Contract"). The Cap Contract is annexed hereto as Exhibit 99.6.

      Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006

(the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.7a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.7b.

      Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "GreenPoint Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.8b.

      Certain of the mortgage loans were acquired from The Hemisphere National Bank ("Hemisphere") pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, Hemisphere, the Master Servicer and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.9a and the Hemisphere Sale and Servicing Agreement is annexed hereto as Exhibit 99.9b.

      Certain of the mortgage loans were acquired from IndyMac Bank, F.S.B. ("IndyMac") pursuant to a mortgage loan purchase and warranties agreement dated as of September 1, 2006 (the "IndyMac Purchase Agreement") and a mortgage loan servicing agreement dated as of September 1, 2006 (the "IndyMac Servicing Agreement"), each amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, IndyMac, the Master Servicer and the Trustee (the "IndyMac Assignment Agreement"). The IndyMac Assignment Agreement is annexed hereto as Exhibit 99.10a, the IndyMac Purchase Agreement is annexed hereto as Exhibit 99.10b and the IndyMac Servicing Agreement is annexed hereto as Exhibit 99.10c.

      Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan sale and servicing agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.11a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.11b.

      Certain of the mortgage loans were acquired from New Century Mortgage Corp. ("New Century") pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "New Century Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, New Century and the Trustee (the "New Century Assignment Agreement"). The New Century

Assignment Agreement is annexed hereto as Exhibit 99.12a and the New Century Purchase Agreement is annexed hereto as Exhibit 99.12b.

      Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation ("Wachovia") pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Amended Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement"). Certain of the mortgage loans were acquired by MSMCI from Wachovia as seller pursuant to a mortgage loan purchase agreement dated as of February 28, 2005 (the "Wachovia February Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Released Assignment Agreement"). The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.13a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.13b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.13c. The Wachovia Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.14a., and the Wachovia February Purchase Agreement is annexed hereto as Exhibit 99.14b.

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC ("GMACM") (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.15a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.15b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:                                                             Page:

Exhibit 99.1 PoolingoandfServicing/Agreement,ldatedxasbof January 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of January 24, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3       Sidley Austin LLP Tax Opinion dated January 31, 2007.

Exhibit 99.4 MSMCI Mortgage Loan and Purchase Agreement, dated as of January 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.5 Swap Confirmation, dated as of January 31, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.6 Cap Contract, dated as of January 31, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.7a American Home Assignment Agreement, dated as of January 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.7b American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.8a GreenPoint Assignment Agreement, dated as of January 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.8b GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a Hemisphere Assignment Agreement, dated as of January 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, The Hemisphere National Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.9b Hemisphere Purchase Agreement, dated as of December 1, 2005, among Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank.

Exhibit 99.10a IndyMac Assignment Agreement, dated as of January 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, IndyMac Bank, F.S.B. and LaSalle Bank National Association, as trustee.

Exhibit 99.10b IndyMac Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.10c IndyMac Servicing Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.11a MortgageIT Assignment Agreement, dated as of January 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.11b MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.12a New Century Assignment Agreement, dated as of January 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., New Century Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.12b New Century Purchase Agreement, dated as of November 1, 2005, among Morgan Stanley Mortgage Capital Inc. and New Century Mortgage Corp.

Exhibit 99.13a Wachovia Assignment Agreement, dated as of January 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.13b Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.13c Wachovia September Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.14a Wachovia Servicing-Released Assignment Agreement, dated as of January 31, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.14b Wachovia February Purchase Agreement, dated as of February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.15a GMACM Assignment Agreement, dated as of January 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.15b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   February 15, 2007


                                      MORGAN STANLEY CAPITAL I INC.






                                        By:  /s/  Valerie Kay
                                            --------------------------------
                                            Name:  Valerie Kay
                                            Title: Vice President



                                                     Exhibit Index

Exhibit Index

Item 601(a) of
Regulation S-K                                      Description                            Paper (P) or Electronic (E)
--------------                                      -----------                            ---------------------------

          99.1            Pooling and Servicing Agreement, dated as of January 1, 2007,                    E
                          among Morgan Stanley Capital I, Inc., as depositor, Wells
                          Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and a custodian.

          99.2            Underwriting Agreement, dated as of January 24, 2007, among                      E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

          99.3            Tax Opinion dated January 31, 2007.                                              E

          99.4            MSMCI Mortgage Loan and Purchase Agreement, dated as of                          E
                          January 1, 2007, among Morgan Stanley Mortgage Capital Inc.,
                          Morgan Stanley Capital I, Inc. and LaSalle Bank National
                          Association, as trustee.

          99.5            Swap Confirmation, dated as of January 31, 2007, between                         E
                          Morgan Stanley Capital Services Inc. and Wells Fargo Bank,
                          National Association, solely in its capacity as
                          securities administrator.

          99.6            Cap Contract, dated as of January 31, 2007, between Morgan                       E
                          Stanley Capital Services Inc. and Wells Fargo Bank, National
                          Association, solely in its capacity as securities
                          administrator.

         99.7a            American Home Assignment Agreement, dated as of January 1,                       E
                          2007, among Morgan Stanley Capital I Inc.,  Morgan Stanley
                          Mortgage Capital Inc., American Home Mortgage Corp. and
                          LaSalle Bank National Association, as trustee.

         99.7b            American Home Purchase Agreement, dated as of June 1, 2006,                      E
                          among Morgan Stanley Mortgage Capital Inc. and American Home
                          Mortgage Corp.

         99.8a            GreenPoint Assignment Agreement, dated as of                                     E


                           January 1, 2007, between Morgan Stanley Capital I Inc.,
                           Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage
                           Funding, Inc., Wells Fargo Bank, National Association, as
                           master servicer and as securities administrator, and LaSalle
                           Bank National Association, as trustee.

         99.8b            GreenPoint Sale and Servicing Agreement, dated as of June 1,                     E
                          2006, between Morgan Stanley Mortgage Capital Inc. and
                          GreenPoint Mortgage Funding, Inc.

         99.9a            Hemisphere Assignment Agreement, dated as of January 1, 2007,                    E
                          among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., The Hemisphere National Bank, Wells Fargo Bank,
                          National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as
                          trustee.

         99.9b            Hemisphere Purchase Agreement, dated as of December 1, 2005,                     E
                          among Morgan Stanley Mortgage Capital Inc. and The Hemisphere
                          National Bank.

         99.10a           IndyMac Assignment Agreement, dated as of January 1, 2007,                       E
                          among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., IndyMac Bank, F.S.B., Wells Fargo Bank, National
                          Association, as master servicer and as securities
                          administrator, and LaSalle Bank National Association, as
                          trustee.

         99.10b           IndyMac Purchase Agreement, dated as of September 1, 2006,                       E
                          among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank,
                          F.S.B.

         99.10c           IndyMac Servicing Agreement, dated as of September 1, 2006,                      E
                          among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank,
                          F.S.B.

         99.11a           MortgageIT Assignment Agreement, dated as of January 1, 2007,                    E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., MortgageIT, Inc. and LaSalle Bank National
                          Association, as trustee.

         99.11b           MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                          among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

         99.12a           New Century Assignment Agreement, dated as of January 1, 2007,                   E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., New Century Mortgage Corp. and LaSalle Bank
                          National Association, as trustee.

         99.12b           New Century Purchase Agreement, dated as of November 1, 2005,                    E
                          among Morgan Stanley Mortgage Capital Inc. and New Century
                          Mortgage Corp.

         99.13a           Wachovia Assignment Agreement, dated as of January 1, 2007,                      E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wachovia Mortgage Corporation, Wells Fargo Bank,
                          National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as
                          trustee.

         99.13b           Wachovia Reg AB Addendum, dated as of April 17, 2006, between                    E
                          Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage
                          Corporation.

         99.13c           Wachovia September Purchase Agreement, dated as of September                     E
                          1, 2004, between Morgan Stanley Mortgage Capital Inc. and
                          Wachovia Mortgage Corporation.

         99.14a           Wachovia Servicing-Released Assignment Agreement, dated as of                    E
                          January 31, 2007, among Morgan Stanley Capital I Inc., Morgan
                          Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation
                          and LaSalle Bank National Association, as trustee.

         99.14b           Wachovia February Purchase Agreement, dated as of February 28,                   E
                          2005, between Morgan Stanley Mortgage Capital Inc. and
                          Wachovia Mortgage Corporation.

         99.15a           GMACM Assignment Agreement, dated as of January 1, 2007, among                   E
                          Morgan Stanley Capital I


                          Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage,
                          LLC, Wells Fargo Bank, National Association, as master
                          servicer and as securities administrator, and LaSalle Bank
                          National Association, as trustee.

         99.15b           GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                          Corporation.
